UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23741

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Variant Impact Fund
(Exact name of registrant as specified in charter)

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c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Ann Maurer
235 West Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (414) 299-2271

Date of fiscal year end: April 30

Date of reporting period: April 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.      REPORTS TO STOCKHOLDERS.

(a)      The Report to Shareholders is attached herewith.

VARIANT IMPACT FUND

Annual Report

April 30, 2026

Variant Impact Fund
Table of Contents April 30, 2026

This report and the financial statements contained herein are provided for the general information of the shareholders of the Variant Impact Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Variant Impact Fund
Management Discussion of Fund Performance (Unaudited)

Dear Shareholder,

Variant Investments, LLC (“Variant”) is pleased to provide the audited annual financial statements for the Variant Impact Fund1 (IMPCX, the “Fund”) for the fiscal year that ended April 30, 2026.

This fiscal year represents the Fund’s fourth full year since its inception2 in November 2021. In the past year, IMPCX expanded allocations to investment strategies in three new IRIS+3 Impact themes including Waste Management, Climate Change Mitigation, and Sustainable Forestry. The Fund is currently invested in 36 investment strategies across 13 impact themes and 33 countries. The Fund’s continued investment activity has expanded its ability to generate positive social, environmental, and economic impact and broaden its reach globally. For more on the Fund’s impact framework, theory of change, and details on the positive global impact delivered over the past fiscal year, we encourage you to review the 2026 edition of the Fund’s Annual Impact Report.

Over the fiscal year, the Fund delivered a net total return4 of +6.35%. For longer term performance, the Fund’s 3-year and since inception² net total returns were +8.26% and +9.20%, respectively, as of April 30, 2026. By impact theme, investments in clean energy led the contribution to the Fund’s return, followed by investments in financial inclusion and affordable quality housing. Access to quality education was the main detractor to Fund performance, followed by a marginal negative performance from sustainable agriculture. In terms of asset categories, infrastructure led the contribution to performance, followed by real estate, small business lending, and government receivables. Additionally, Fund performance benefited from more efficient cash management throughout the fiscal year, reducing cash on hand from a high-water mark of 27% in May 2025 to 4% in April 2026

Finally, at the conclusion of the fiscal year, IMPCX transitioned from quarterly dividend distributions to a monthly distribution schedule. This change allows clients to access income more regularly, providing greater flexibility around personal cash flow needs. For Fund management, monthly distributions allow for more efficient liquidity management, limiting cash on hand that previously had to be held until the end of the quarter. The Fund is expected to maintain the same annual income distribution rate dynamics. as before but paid in monthly increments. As a reminder, the 1-year trailing distribution rate5 for IMPCX is 8%.

A complete listing of the Fund’s investments can be found in the Schedule of Investments. Please do not hesitate to reach out with questions.

On behalf of the entire Variant team, we thank you for your investment in the Fund. We are honored to be trusted stewards of your capital. We are excited about the year ahead and look forward to working with each of you.

Sincerely,

JB Hayes, Principal	Curt Fintel, Principal	Bob Elsasser, Principal

1            The Variant Impact Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund. The Fund operates under an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 10, 2021 (the “Declaration of Trust”). Variant Investments, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

2            Inception date is November 1, 2021.

3            IRIS+ is a free, standardized catalog of impact metrics managed by the Global Impact Investing Network (GIIN), used by investors to measure and report on the social and environmental performance of their investments. It provides a common framework that allows for consistent impact measurement across funds, sectors, and geographies.

4            The net total return uses geometric returns and reflects the reinvestment of earnings. The performance data quoted here represents past performance and past performance is not a guarantee of future results.

5            The 1-year distribution rate sums the distribution rates over the prior four quarters. The distribution rate is the amount of a Fund’s distribution divided by the Fund’s prior day market price. The distribution includes a combination of ordinary dividends, capital gain, and return of investor capital and has the potential to change during any given tax year. Please refer to the 19a-1 Notice, which can be located on the Fund’s website, regarding the composition of distributions, including return of capital. Final determination of a distribution’s tax character will be made on Form 1099-DIV. Distributions are not guaranteed. Information is as of March 31, 2026.

Variant Impact Fund
Management Discussion of Fund Performance (Unaudited) (continued)

The Variant Impact Fund is a continuously-offered, non-diversified, registered closed-end fund with limited liquidity. There is no guarantee the Fund will achieve its objective. An investment in the Fund should only be made by investors who understand the risks involved, who are able to withstand the loss of the entire amount invested and who can bear the risks associated with the limited liquidity of Shares.

Important Risks: Shares are an illiquid investment. You should generally not expect to be able to sell your Shares (other than through the repurchase process), regardless of how the Fund performs. Although the Fund is required to implement a Share repurchase program only a limited number of Shares will be eligible for repurchase by the Fund.

An investment in the Fund is speculative, involves substantial risks, including the risk that the entire amount invested may be lost, and should not constitute a complete investment program. The Fund may leverage its investments by borrowing, use of swap agreements, options or other derivative instruments. The Fund is a newly-organized closed-end management investment company that has limited operating history and no public trading of its shares. The Fund is a non-diversified management investment company, meaning it may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. In addition, the fund is subject to investment related risks of the underlying funds, general economic and market condition risk.

Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and strategies. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform. Investments and investment transactions are subject to various counterparty risks. The counterparties to transactions in over the-counter or “inter-dealer” markets are typically subject to lesser credit evaluation and regulatory oversight compared to members of “exchange-based” markets. This may increase the risk that a counterparty will not settle a transaction because of a credit or liquidity problem, thus causing the Fund to suffer losses. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity.

In implementing the Fund’s impact investment strategy, the Investment Manager may select or exclude certain investments for reasons other than investment performance. For this reason, the Fund’s impact strategy could cause it to perform differently compared to funds that do not have such strategy. There is no guarantee that the Investment Manager’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor. Currently, there is a lack of common industry standards relating to the development and application of environmental, social and governance (ESG) criteria, which may make it difficult to compare the Funds’ principal investment strategies with the investment strategies of other funds that integrate certain “impact” criteria.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED FROM (877) 770-7717 OR WWW.VARIANTINVESTMENTS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

The Fund is distributed by Distribution Services, LLC. Variant Investments, LLC (the “Investment Manager”) serves as the investment manager of the Fund. Distribution Services, LLC and the Investment Manager are unaffiliated.

Variant Impact Fund
Fund Performance April 30, 2026 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class Shares with a similar investment in the Bloomberg U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States - including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of less than one year The index is unmanaged and it is not available for investment

Average Annual Total Returns as of April 30, 2026	1 Year	3 Years	Since Inception
Variant Impact Fund (Inception Date November 1, 2021)	6.35%	8.26%	9.20%
Bloomberg U.S. Aggregate Bond Index	4.06%	3.46%	-0.04%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 770-7717.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Variant Impact Fund
Report of Independent Registered Public Accounting Firm April 30, 2026

To the Shareholders and Board of Trustees of

Variant Impact Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Variant Impact Fund (the “Fund”) as of April 30, 2026, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and for the period November 1, 2021 (commencement of operations) through April 30, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations, cash flows, the changes in net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian, brokers, borrowers, participating lenders and underlying fund administrators or managers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Variant Investments, LLC since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 29, 2026

Variant Impact Fund
Schedule of Investments April 30, 2026
Investments in private investment companies — 24.7%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Real Estate Debt — 3.7%
BlackRock Monticello Debt REIT (c)(d)	—	—	—	—	6/30/2025	—	$3,200,000	$3,247,831	3.7%
							3,200,000	3,247,831	3.7
Real Estate Equity — 0.9%
Conservation Resource Capital VI (c)(d)	—	—	—	—	8/11/2022	—	1,000,000	835,380	0.9
							1,000,000	835,380	0.9
Secondaries — 10.6%
Arena Secondaries and Liquidity Solutions (c)(d)(i)	—	—	—	—	6/17/2024	—	131,034	566,572	0.7
Fundamental Partners IV LP (c)(d)	—	—	—	—	4/1/2024	—	1,051,257	1,359,223	1.5
North Sky Clean Growth Fund III, LP (c)(d)(t)	—	—	—	—	12/29/2022	—	119,637	40,644	0.0
North Sky Clean Growth Fund VI, LP (c)(d)(i)	—	—	—	—	6/10/2022	—	4,509,827	7,438,396	8.4
							5,811,755	9,404,835	10.6
Specialty Finance — 9.5%
Community EM Credit Fund I, LP (c)(d)	—	—	—	—	10/31/2022	—	1,750,000	3,045,634	3.4
CVI Clean Energy Fund C II, LP (c)(d)(i)	—	—	—	—	4/28/2023	—	2,250,000	2,514,404	2.8
Sustainable Growth Fund II SCSp, SICAV, SIF (c)(d)(t)	—	—	—	—	5/8/2023	—	1,973,597	2,798,356	3.2
WindSail Credit QP Fund, LP (c)(d)(t)	—	—	—	—	1/28/2022	—	600,000	109,043	0.1
							6,573,597	8,467,437	9.5
Total investment in private investment companies							16,585,352	21,955,483	24.7
Investment in credit facilities — 55.7%
Portfolio Finance — 5.6%
CLLF SM Investor, LLC (a)	11.00%	—	—	—	2/27/2026	1/8/2027	2,000,000	2,000,000	2.3
Marquis United, LLC (a)(q)	Blended	—	—	—	4/11/2025	2/13/2029	2,895,954	2,895,954	3.3
							4,895,954	4,895,954	5.6
Real Estate Debt — 3.8%
Almond Estate Company Limited – Adah Gardens 2 (a)(h)	30.00%	—	—	—	1/31/2022	12/31/2026	483,000	483,000	0.5
Almond Estate Company Limited – Kitisuru 2 Block B (a)(e)(h)	10.00%	—	—	—	11/29/2022	9/30/2026	606,081	606,081	0.7
Star Strong Master, LLC – Alliance Property Group (a)(e)(g)(p)	11.00%	—	—	—	7/12/2022	—	235,786	235,786	0.3
WHCC, LLC, Dyer 18 WHCC, LLC, and RW WHCC, LLC (a)(f)(g)(j)	13.00 PIK %	—	—	—	3/24/2025	11/27/2026	2,029,114	2,029,114	2.3
							3,353,981	3,353,981	3.8
Real Estate Equity — 9.2%
CRP Affordable Housing Fund, LLC (a)(h)(k)	12.00%	—	—	—	11/1/2021	—	6,450,000	6,450,000	7.4
VPES Fund 1, LLC (a)(h)(i)	13.00%	—	—	—	4/23/2025	4/17/2028	1,622,683	1,622,683	1.8
							8,072,683	8,072,683	9.2
Royalties — 1.6%
Cadence Rights Capital, LLC (a)(b)(i)	14.90%	30-Day Avg. SOFR	11.25%	—	2/3/2026	2/3/2029	211,506	211,506	0.2
Esme Grace Fund I Patrons LP (a)(h)(i)	13.50%	—	—	—	2/2/2026	6/5/2028	1,255,885	1,255,885	1.4
							1,467,391	1,467,391	1.6

See accompanying Notes to Financial Statements.

Variant Impact Fund
Schedule of Investments April 30, 2026 (continued)
Investment in credit facilities — 55.7%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Specialty Finance — 33.1%
A & T Investments SARL (a)(l)(m)	8.60%	—	—	—	4/16/2024	4/12/2027	$4,905,409	$5,399,061	6.1%
AGROPECUARIA SANTA GENOVEVA, S.A.P.I. DE C.V. (a)(f)(s)	14.00 6.50 PIK %%,	—	—	—	2/25/2026	2/26/2031	1,074,548	1,074,548	1.2
App Academy Financial II, LLC (a)(ⁿ)(p)	17.00%	—	—	—	10/27/2022	—	4,390,785	1,896,741	2.1
Bullfrog Power Inc. (a)(f)	18.00 10.00 PIK %%,	—	—	—	12/17/2025	11/26/2026	733,295	733,295	0.8
CARBONOF MEXICO, S.A.P.I. DE C.V. (a)(g)	13.25%	—	—	—	2/20/2026	2/16/2029	850,000	850,000	1.0
CDXFI Specialty Finance, LLC (a)(j)(ⁿ)	13.25%	—	—	—	9/18/2023	8/25/2026	300,000	300,000	0.3
CIBANCO, S.A. Institución De Banca Múltiple (a)(f)	14.55 3.00 PIK %%,	—	—	—	4/5/2023	5/11/2026	26,502	26,502	0.0
Copperpot Finance, LLC (a)(b)	14.65%	30-Day Avg. SOFR	11.00%	—	11/29/2024	11/26/2028	1,200,001	1,200,001	1.4
Derivation Funding, LLC (a)(ⁿ)(p)	17.00%	—	—	—	8/9/2022	—	2,268,741	601,036	0.7
Envest Corp. (a)(f)	18.00 10.00 PIK %%,	—	—	—	12/17/2025	11/26/2026	412,320	414,798	0.5
Frictionless Enterprises Limited LLC (a)(b)(i)	14.00%	30-Day Avg. SOFR	10.00%	—	8/22/2024	8/2/2027	1,370,711	1,370,711	1.5
Haven Energy Finance I, LLC (a)(b)(g)	14.00%	1-Month CME Term SOFR	10.00%	—	12/12/2025	6/12/2027	500,000	500,000	0.6
Jali Finance Ltd. (a)(b)	14.65%	30-Day Avg. SOFR	11.00%	—	12/13/2022	12/9/2027	2,759,256	2,759,256	3.1
La Moraleja S.A. (a)(g)	13.50%	—	—	—	1/30/2026	2/22/2027	1,000,000	1,000,000	1.1
Leasy Mexico, S.A.P.I. DE C.V (a)(g)	15.75%	—	—	—	8/4/2025	9/30/2028	100,000	100,000	0.1
Osprey AV I, LLC (a)(j)	13.25%	—	—	—	6/14/2023	6/3/2028	3,499,851	3,499,851	4.0
Osprey AV II, LLC (a)(b)(j)	10.65%	30-Day Avg. SOFR	7.00%	—	10/5/2023	4/9/2028	2,913,436	2,913,436	3.3
PATRIMONIO EN FIDEICOMISO, D. Leg. 861, no inscrito en la SMV, dirigido a Inversionistas Institucionales – Arrendamientos Leasy II (a)(g)	15.75%	—	—	—	7/21/2025	2/17/2028	400,000	400,000	0.5
SSC SPV No. 2 LLC (a)(i)(o)	14.00%	—	—	—	9/11/2024	9/11/2027	175,000	175,000	0.2
Star Strong Master, LLC – Blace, LLC (a)(e)(g)(p)	11.60%	—	—	—	11/17/2022	—	370,237	370,237	0.4
Star Strong Master, LLC – Prepped, Inc. (a)(e)(g)(p)	11.12%	—	—	—	3/25/2022	—	164,427	164,427	0.2
Star Strong Master, LLC – The Black Box Project, LLC (a)(e)(g)(p)	11.49%	—	—	—	4/29/2022	—	68,266	68,266	0.1
Star Strong Master, LLC – The Financial Gym Inc. (a)(e)(g)(p)	11.32%	—	—	—	3/7/2022	—	134,742	134,742	0.2
Zanifu Limited (a)(b)	16.65%	30-Day Avg. SOFR	13.00%	—	4/18/2023	4/20/2027	3,238,030	3,238,030	3.7
							32,855,557	29,189,938	33.1

See accompanying Notes to Financial Statements.

Variant Impact Fund
Schedule of Investments April 30, 2026 (continued)
Investment in credit facilities — 55.7%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Transportation Finance — 0.4%
Inclusion South Africa Proprietary Limited (a)(b)(g)(p)	16.16%	1-Month CME Term SOFR	12.50%	—	9/27/2022	—	$534,270	$381,473	0.4%
							534,270	381,473	0.4
Warehouse Facilities — 2.0%
Sunnova TEP Holdings, LLC (a)(b)(h)(r)	13.20%	3-Month CME Term SOFR	9.51%	—	12/8/2023	5/31/2028	1,860,510	1,813,811	2.0
							1,860,510	1,813,811	2.0
Total investment in credit facilities							53,040,346	49,175,231	55.7
Investment in special purpose vehicles — 11.5%
Real Estate Debt — 3.4%
Monticello Funding, LLC Series SH75-B (c)(d)(i)	—	—	—	—	6/5/2025	—	498,101	503,931	0.6
MonticelloAM Funding, LLC Series SH-85 (c)(d)(i)	—	—	—	—	5/6/2025	—	1,061,701	1,073,428	1.2
MonticelloAM Funding, LLC Series SH-86 (c)(d)	—	—	—	—	6/17/2025	—	847,098	856,701	1.0
MonticelloAM Funding, LLC Series SH-88 (c)(d)	—	—	—	—	5/29/2025	—	508,287	513,972	0.6
							2,915,187	2,948,032	3.4
Real Estate Equity — 3.0%
CAG Minnesota Members Fund II, LLC (a)(c)(f)	—	—	—	—	9/27/2024	—	2,781,837	2,698,674	3.0
							2,781,837	2,698,674	3.0
Special Finance — 5.1%
Lendable SPC (behalf of Segregated Investment Vehicle 1) (c)(d)	—	—	—	—	5/30/2025	—	4,000,000	4,014,033	4.5
Upper90 Crusoe Loan II SPV LLC (c)(d)(i)	—	—	—	—	5/28/2024	—	555,200	543,309	0.6
							4,555,200	4,557,342	5.1
Total investment in special purpose vehicles							10,252,224	10,204,048	11.5
Investments in money market instruments — 3.8%
Goldman Sachs Financial Square Government Fund, Institutional Shares (u)	3.54%	—	—	3,370,641	—	—	3,370,641	3,370,641	3.8
Total investment in money market instruments							3,370,641	3,370,641	3.8

Total Investments (cost $83,248,563)								$84,705,403	95.7%
Other assets less liabilities								3,796,817	4.3%
Net Assets								$88,502,220	100%

See accompanying Notes to Financial Statements.

Variant Impact Fund
Schedule of Investments April 30, 2026 (continued)
FUTURES CONTRACTS	Expiration Date	Number of Contracts Long (Short)	Notional Value	Value at April 30, 2026	Unrealized Appreciation (Depreciation)
Foreign Exchange Futures
CME Canadian Dollar	June 2026	(6)	$(442,215)	$(442,500)	$(285)
CME Euro Dollar	June 2026	(57)	(8,249,078)	$(8,379,000)	$(129,922)
TOTAL FUTURES CONTRACTS			$(8,691,293)	$(8,821,500)	$(130,207)

Investments Abbreviations:

SOFR — Secured Overnight Financing Role

CME — Chicago Mercantile Exchange

EURIBOR — Euro Interbank Offered Rate

Footnotes:

(a)	Value was determined using significant unobservable inputs.
(b)	Variable rate security. Rate shown is the rate in effect as of April 30, 2026.
(c)	Private investment company or special purpose vehicle does not issue shares or units.
(d)	Investment valued using net asset value per share (or its equivalent) as a practical expedient.
(e)

This investment is structured with a profit sharing component, which includes a portion that is variable based on certain performance milestones of the underlying collateral. The rate disclosed as of April 30, 2026 is the effective rate.

(f)

This security includes a component of paid-in-kind (PIK) interest. This means that a portion or all of the interest accrued during a specific period is capitalized to the principal balance of the security.

(g)	This investment was made through a participation. See Note 2.
(h)

This security includes an element of interest that is contingent upon a specific event. This means that a portion or the entirety of the interest accrued is received when a particular event takes place with the underlying collateral, resulting in the generation of cash. Typically, these cash receipts are allocated first to interest and then to principal.

(i)	This investment has been committed to but has not been fully funded by the Fund as of April 30, 2026.
(j)	The Fund receives additional fees (e.g., agent, management, monitoring, etc.) from this security.
(k)

Each top-up participating note has a 12-month lock-up period with a maturity date defined as 15 years from the date of issuance. Early redemptions are permitted with a 60 day written notice for a withdrawal date of June 30 or December 31 of each calendar year.

(l)

This investment has a six-month lock-up with a maturity date defined as the earlier of i) the third anniversary of the origination date, ii) three to nine months after rendering a partial or full redemption notice subject to the six-month lock-up, iii) a mandatory early redemption event as declared by the issuer, or iv) the date falling immediately after a Winddown Period (thirty months following issuance date) expires.

(m)

This investment has a variable interest rate calculated with a base interest of 8%, adjusted by a commitment fee based on the outstanding par value, plus 1.8%, and less the delta between the 6M EURIBOR rate and 6 Month CME Term SOFR.

(n)	Either part or all of this security’s accrual rate is set to zero as it is non-income producing. The rate disclosed as of April 30, 2026 is the base rate.
(o)	The investment has variable maturity dates maturing through the date listed.
(p)	This security is in wind-down with no specific maturity date.
(q)	This security has a blended interest rate of 15.00% and 13.00% based on the underlying collateral.
(r)	This security has two separate maturity dates, one for each tranche. For Class A-B the maturity date is May 31, 2028, while for Class B the maturity date is August 20, 2026.
(s)	This security has an interest rate of 0% for the first six months until September 30, 2026.
(t)	This security was non-income producing during fiscal year ended April 30, 2026.
(u)	Rate listed is the annualized 7-day effective yield at April 30, 2026.

See accompanying Notes to Financial Statements.

Variant Impact Fund
Portfolio Allocation (Unaudited) April 30, 2026

Investment Type as a Percentage of Total Net Assets As Follows:

Security Type/Sector	Percent of Total Net Assets
Credit Facilities	55.7%
Private Investment Companies	24.7%
Special Purpose Vehicles	11.5%
Money Market Instruments	3.8%
Total Investments	95.7%
Other assets less liabilities	4.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Variant Impact Fund
Statement of Assets and Liabilities As of April 30, 2026
Assets
Investments, at fair value (cost $83,248,563)	$84,705,403
Cash	164,225
Cash deposited with broker for futures contracts	715,972
Receivable for Fund shares sold	375,612
Interest receivable	547,034
Accrued interest on Event-Based securities	2,500,613
Prepaid expenses	66,756
Total Assets	89,075,615

Liabilities
Unrealized depreciation on open futures contracts	130,207
Due to Investment Manager	248,551
Audit and tax fees payable	143,850
Accounting and administration fees payable	25,150
Transfer agent fees payable	6,500
Sub-Transfer agent fees payable	6,693
Custody fees payable	860
Other liabilities	11,584
Total Liabilities	573,395

Commitments and contingencies (Note 11)
Net Assets	$88,502,220

Components of Net Assets:
Paid-in Capital (par value of $0.01 with an unlimited amount of shares authorized)	$88,027,529
Total distributable earnings/(accumulated loss)	474,691
Net Assets	$88,502,220

Institutional Class Shares:
Net assets applicable to shares outstanding	$88,502,220
Shares of beneficial interest issued and outstanding	3,334,557
Net asset value per share	$26.54

See accompanying Notes to Financial Statements.

Variant Impact Fund
Statement of Operations For the Year Ended April 30, 2026
Investment Income
Interest (net of withholding taxes, $0)	$5,038,348
Interest on Event-Based securities (net of withholding taxes, $0)	1,162,649
Dividend income	357,635
Distributions from private investment companies	1,182,406
Total Investment Income	7,741,038

Expenses
Investment management fees	1,090,513
Accounting and administration fees	148,552
Audit and tax fees	141,850
Trustee fees	70,500
Other expenses	55,019
Transfer agent fees	39,554
Sub-Transfer agent fees	83,265
Blue sky fees	24,565
Chief Compliance Officer fees	28,123
Legal fees	7,917
Custody fees	11,595
Insurance fees	4,750
Total expenses	1,706,203
Less fees waived by Investment Manager (see Note 7)	(179,486)
Net Expenses	1,526,717

Net Investment Income	6,214,321

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(682,000)
Foreign currency transactions	4,411
Futures contracts	(297,415)
Net realized gain (loss)	(975,004)
Net change in unrealized appreciation (depreciation) on:
Investments	(62,269)
Foreign currency translations	(841)
Futures contracts	172,311
Net change in unrealized appreciation (depreciation)	109,201
Net realized and unrealized gain (loss)	(865,803)

Net increase in net assets resulting from operations	$5,348,518

See accompanying Notes to Financial Statements.

Variant Impact Fund
Statements of Changes in Net Assets
	For the Year Ended April 30, 2026	For the Year Ended April 30, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$6,214,321	$6,308,029
Net realized gain (loss)	(975,004)	(55,941)
Net change in unrealized appreciation (depreciation)	109,201	(1,719,865)
Net increase in net assets resulting from operations	5,348,518	4,532,223

Distributions to Shareholders:
Distributions:
From earnings	(6,181,376)	(5,967,001)
From return of capital	(1,265,368)	(1,686,043)
Total distributions to shareholders	(7,446,744)	(7,653,044)

Capital Share Transactions:
Institutional Class Shares
Proceeds from shares sold	15,945,952	31,990,500
Reinvestment of distributions	2,622,848	2,497,838
Cost of shares repurchased	(19,021,293)	(18,303,825)

Net increase/(decrease) in net assets resulting from capital transactions	(452,493)	16,184,513

Total increase/(decrease) in net assets	(2,550,719)	13,063,692

Net Assets:
Beginning of year	91,052,939	77,989,247
End of year	$88,502,220	$91,052,939

Share Transactions:
Institutional Class Shares
Issued	591,322	1,138,713
Reinvested	97,908	90,530
Repurchased	(698,219)	(650,220)
Change in Institutional Class Shares	(8,989)	579,023

See accompanying Notes to Financial Statements.

Variant Impact Fund
Statement of Cash Flows For the Year Ended April 30, 2026
Cash flows provided by (used in) operating activities:
Net increase in net assets resulting from operations	$5,348,518
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized (gain) loss on:
Investments	682,000
Futures contracts	297,415
Net change in unrealized (appreciation) depreciation on:
Investments	62,269
Futures contracts	(172,311)
Purchases of long-term investments	(32,607,797)
Proceeds from long-term investments sold	13,045,807
Purchase of short-term investments, net	22,259,695
Changes in operating assets and liabilities:
Due from Investment Manager	21,396
Interest receivable	(84,216)
Accrued interest on PIK securities	15,284
Accrued interest on event based security	(670,595)
Prepaid expenses	(44,185)
Dividends receivable	25,776
Due to Investment Manager	248,551
Audit and tax fees payable	6,850
Legal fees payable	(68,000)
Accounting and administration fees payable	(1,050)
Custody fees payable	(940)
Transfer agent fees payable	1,000
Sub-Transfer agent fees payable	(709)
Other liabilities	(1,146)
Net cash provided by operating activities	8,363,612

Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	15,570,340
Payments for shares repurchased	(19,021,293)
Distributions to shareholders, net of reinvestments	(4,823,896)
Net cash used in financing activities	(8,274,849)

Net Increase in Cash and Restricted Cash	88,763

Cash and Restricted Cash:
Beginning of year	791,434
End of Year*	$880,197

Supplemental disclosure of cash flow information:

Non-cash financing activities not included consist of reinvestment of dividends and distributions of $2,622,848.

*     Consists of cash of $164,225 and cash deposited with broker for futures contracts of $715,972.

See accompanying Notes to Financial Statements.

Variant Impact Fund
Financial Highlights Institutional Class

Per share operating performance.
For a capital share outstanding throughout each year/period.

	For the Year Ended April 30, 2026	For the Year Ended April 30, 2025	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Period Ended April 30, 2022[1]
Net asset value, beginning of year/period	$27.23	$28.21	$27.00	$25.44	$25.00
Income from Investment Operations:
Net investment income[2]	1.93	1.97	1.97	2.06	0.55
Net realized and unrealized gain (loss)	(0.26)	(0.53)	1.27	1.06	0.53
Total from investment operations	1.67	1.44	3.24	3.12	1.08

Less Distributions:
From net investment income	(1.96)	(1.91)	(1.93)	(1.56)	(0.45)
From return of capital	(0.40)	(0.51)	—	—	(0.19)
From net realized gains	—	—	(0.10)	—	—
Total distributions	(2.36)	(2.42)	(2.03)	(1.56)	(0.64)

Net asset value, end of year/period	$26.54	$27.23	$28.21	$27.00	$25.44

Total return[3]	6.35%	5.26%	12.36%	12.52%	4.35%[4]

Ratios and Supplemental Data:
Net assets, end of year/period (in thousands)	$88,502	$91,053	$77,989	$34,130	$6,576

Ratio of expenses to average net assets:[6]
Before fees waived/recovered	1.96%	2.28%	2.14%	4.99%	16.21%[5]
After fees waived/recovered	1.75%	1.75%	1.75%	1.75%	1.75%[5]
Ratio of net investment income to average net assets:
Before fees waived/recovered	6.91%	1.98%	7.03%	7.73%	-10.09%[5]
After fees waived/recovered	7.12%	7.04%	7.03%	7.73%	4.37%[5]

Portfolio turnover rate	17%	26%	40%	2%	0%[4]
[1]	For the period November 1, 2021 (commencement of operations) to April 30, 2022.
[2]	Based on average shares outstanding for the year/period.
[3]

Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]	Does not include acquired fund fees and expenses, if any.

See accompanying Notes to Financial Statements.

Variant Impact Fund
Notes to Financial Statements April 30, 2026
1. Organization

The Variant Impact Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 of the Investment Company Act and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”). The Fund operates under an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 10, 2021 (the “Declaration of Trust”). Variant Investments, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The Fund has a primary objective of providing a high level of current income. Capital appreciation is a secondary objective of the Fund. The Fund seeks to generate positive social and environmental impact by targeting investment opportunities that are both aligned with the United Nations Sustainable Development Goals (“UN SDGs”) and consistent with the Fund’s impact investing framework. The Fund intends to invest in a wide range of opportunities to advance one or more UN SDGs across three core impact objectives: (i) financial inclusion; (ii) equitable growth; and (iii) responsible consumption. Such investments are typically domestic and foreign privately-held investments that are outside of traditional public equity and bond markets. The Fund cannot guarantee that its investment objective will be achieved or that its investment strategy will be successful.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Investment Manager to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to a Fund based on performance measurements. The principals at the Investment Manager are deemed to be the Chief Operating Decision Makers with respect to the Fund’s investment decisions.

2. Accounting Policies

Recent Accounting Pronouncements

In the reporting period, the Fund adopted ASU 2023-09, which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations.

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under FASB ASU Topic 946, Financial Services — Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Some or all of the interest payments of a loan or preferred equity may be structured in the form of PIK or Event-Based.

Event-Based structured loans or preferred equities imply that interest payments are not scheduled at regular intervals, such as monthly or quarterly. Instead, payments of interest or principal are triggered by a specific cash-generating event associated with the underlying collateral backing the investment.

Variant Impact Fund
Notes to Financial Statements April 30, 2026 (continued)
2. Accounting Policies (continued)

Investments structured in the form of PIK accrue to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Investments structured in the form of Event-Based accrue to outstanding interest on a current basis and is paid as the investment’s underlying assets and collateral generate cash to pay down interest and principal.

Interest payments structured in the form of PIK and Event-Based are subject to the risk that a borrower could default when actual cash interest or principal payments are due. Dividends are recorded on the ex-dividend date and interest is recognized on an accrual basis. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Distributions to Shareholders

Distributions are paid at least monthly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. Effective as of April 1, 2026, the Fund’s distribution policy changed to increase the frequency of distributions from quarterly to monthly. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s tax year. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term investment which are readily convertible into cash and have an original maturity of three months or less. UMB Bank, N.A. serves as the Fund’s custodian. Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations or Federal Deposit Insurance Corporation limitations.

Cash and Investments at value on the Statement of Assets and Liabilities can include deposits in money market funds, which are classified as Level 1 assets.

Valuation of Investments

The Board has designated the Investment Manager as its valuation designee (in such capacity, the “Valuation Designee”) pursuant to Rule 2a-5 under the Investment Company Act to perform fair value determinations for investments that do not have readily available market quotations. Under the valuation policy and procedures for the Fund (the “Valuation Procedures”) adopted by the Fund, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board.

Short-term securities, including bonds, notes, debentures and other debt securities, such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with maturities of 60 days or less, for which reliable market quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker. Money market funds will be valued at NAV.

For equity, equity related securities, and options that are freely tradable and listed on a securities exchange or over-the-counter market, the Fund fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

Variant Impact Fund
Notes to Financial Statements April 30, 2026 (continued)
2. Accounting Policies (continued)

Any direct equities held by the Fund in private investment or operating companies are valued using (a) readily available market quotations or (b) market value for securities with similar characteristics or (c) fair value methodologies approved by the Board in a manner that seeks to reflect the market value of the security on the valuation date based on considerations determined by the Valuation Designee.

Fixed income securities (other than the short-term securities as described above) shall be valued by (a) using readily available market quotations based upon the last updated sale price or (b) by a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (c) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Valuation Designee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. The credit facilities the Fund invest in generally do not have a readily available external price. Under these circumstances, the Valuation Designee determines in good faith that cost is the best fair value for such securities in absence of material changes in market interest rates, the facility’s pledged collateral, and/or the borrower’s ability to pay. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Prior to investing in a wide range of private investment companies (“Underlying Fund(s)”), the Investment Manager will conduct an initial due diligence review of the valuation methodologies utilized by the Underlying Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in an Underlying Fund, the Investment Manager will monitor the valuation methodologies used by each Underlying Fund. The Fund bases its NAV on valuations of its interests in Underlying Funds provided by the managers of the Underlying Funds and/or their agents. These valuations involve significant judgment by the managers of the Underlying Funds and may differ from their actual realizable value. Under certain circumstances, the Valuation Designee may modify the managers’ valuations based on updated information received since the last valuation date. The Valuation Designee may also modify valuations if the valuations are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Underlying Funds, and, therefore, will be estimates and may fluctuate as a result. The Board and the Valuation Designee may have limited ability to assess the accuracy of these valuations.

In circumstances in which market quotations are not readily available or are deemed unreliable, or in the case of the valuation of private, direct investments, such investments may be valued as determined in good faith using methodologies approved by the Board. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Valuation Designee of any information or factors deemed appropriate. The Valuation Designee may engage third party valuation consultants on an as-needed basis to assist in determining fair value.

Fair valuation involves subjective judgments, and there is no single methodology for determining the fair value of an investment. The fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investment. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Board or the Valuation Designee regarding appropriate valuations should prove incorrect.

Foreign Currency Future Contracts

The Fund may utilize foreign currency future contracts (“futures contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All futures contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains

Variant Impact Fund
Notes to Financial Statements April 30, 2026 (continued)
2. Accounting Policies (continued)

or losses at the time the futures contract is settled. Counter-parties to these contracts are major U.S. financial institutions. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1. As of April 30, 2026, all the Fund’s futures contracts were entered in exchanges located in U.S. domestic markets.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using quoted exchange rates prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the risk of both the borrower and the institution selling the participation.

Variant Impact Fund
Notes to Financial Statements April 30, 2026 (continued)
2. Accounting Policies (continued)

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). The Fund utilizes a tax-year end of April 30 and the Fund’s income and federal excise tax returns and all financial records supporting the 2023, 2024, and 2025 returns are subject to examination by the federal and Delaware revenue authorities. So long as the Fund qualifies as a regulated investment company, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of April 30, 2026.

3. Principal Risks

Impact Investing Risk

There is a risk that the investments identified by the Investment Manager as consistent with the Fund’s impact investing framework do not operate as expected when addressing ESG impact. An issuer’s ESG impact or the Investment Manager’s assessment of an issuer’s ESG impact could vary over time, which could cause the Fund to be temporarily invested in investments that do not comply with the Fund’s approach to impact investing. There are significant differences in interpretations of what it means for an issuer to have a positive ESG impact. In implementing the Fund’s impact investment strategy, the Investment Manager may select or exclude investment in certain industries, sectors, regions or countries for reasons other than investment performance. In addition, it may cause the Fund to forego opportunities to buy certain securities that otherwise might be advantageous, or to sell securities when it might otherwise be advantageous to continue to hold those securities. The Fund’s incorporation of ESG criteria into its investment process may cause the Fund to perform differently from a Fund that uses a different methodology to identify and/or incorporate ESG impact criteria or relies solely or primarily on financial metrics. Impact investing is qualitative and subjective by nature. The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that the Investment Manager’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor. Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare the Fund’s principal investment strategies with the investment strategies of other funds that integrate certain “impact” criteria. The investments selected by the Investment Manager as demonstrating certain ESG characteristics may not be the same as those selected by other investment managers as exhibiting those characteristics.

There is a risk that information used by the Investment Manager to evaluate environmental, social and governance (“Impact”) factors may not be readily available, complete, or accurate, which could negatively impact the Investment Manager’s ability to evaluate such factors. The Investment Manager relies on various sources of information to evaluate an opportunity, including information that may be based on assumptions and estimates. To the extent that the Investment Manager references ESG information from third-party data providers in conducting its proprietary analysis, such information may be incomplete, inaccurate or unavailable. Neither the Fund nor the Investment Manager can offer assurances that the Investment Manager’s investment process or sources of information will provide an accurate assessment of the Fund’s investments. The Investment Manager uses third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and “impact” practices or the Investment Manager’s or data providers’ assessment of ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of “impact” criteria could have a material adverse effect on a Fund’s ability to invest in accordance with its investment strategies and/or achieve its investment objective.

Variant Impact Fund
Notes to Financial Statements April 30, 2026 (continued)
3. Principal Risks (continued)

Borrowing, Use of Leverage

The Fund may leverage its investments by “borrowing,” use of swap agreements, options or other derivative instruments, use of short sales or issuing preferred stock or preferred debt. The use of leverage increases both risk of loss and profit potential. The Investment Manager may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) issuing preferred stock or preferred debt, (iii) swap agreements or other derivative instruments, or (iv) a combination of these methods. The Fund is subject to the Investment Company Act requirement that an investment company limit its borrowings to no more than 50% of its total assets for preferred stock or preferred debt and 33 1/3% of its total assets for debt securities, including amounts borrowed, measured at the time the investment company incurs the indebtedness. Although leverage may increase profits, it exposes the Fund to credit risk, greater market risks and higher current expenses. The effect of leverage with respect to any investment in a market that moves adversely to such investment could result in a loss to the investment portfolio of the Fund that would be substantially greater than if the investment were not leveraged. Also, access to leverage and financing could be impaired by many factors, including market forces or regulatory changes, and there can be no assurance that the Fund will be able to secure or maintain adequate leverage or financing.

Margin borrowings and transactions involving forwards, swaps, futures, options and other derivative instruments could result in certain additional risks to the Fund. In such transactions, counterparties and lenders will likely require the Fund to post collateral to support its obligations. Should the securities and other assets pledged as collateral decline in value or should brokers increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), the Fund could be subject to a “margin call,” pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged assets to position that can be financed), the Fund could be subject to a “margin call,” pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged assets to compensate for the decline in value. In the event of a precipitous drop in the value of pledged securities, the Fund might not be able to liquidate assets quickly enough to pay off the margin debt or provide additional collateral and may suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

Limited Liquidity

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Variant Impact Fund
Notes to Financial Statements April 30, 2026 (continued)
3. Principal Risks (continued)

Private Markets Risk

The securities in which the Fund, directly or indirectly, may invest include privately issued securities of both public and private companies. Private securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Investment Manager’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain private securities may be illiquid. Because there is often no readily available trading market for private securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Credit Risks

The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. An investor could lose money if the issuer or guarantor of a fixed income security or the counterparty to a derivatives contract, repurchase agreement, or a loan of portfolio securities defaults or is unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. A downgrade of the credit of a security may also decrease its value.

SOFR Risk

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be affected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or a similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Repurchase Offers

The Fund calculates its NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

Variant Impact Fund
Notes to Financial Statements April 30, 2026 (continued)
3. Principal Risks (continued)

The Fund is a closed-end investment company structured as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer.

Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased.

Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability, threatened or actual imposition of tariffs, recessions or other events may have a significant impact on a security or instrument. Tensions, war or open conflict between nations, such as recently between Russia and Ukraine, in the Middle East or in eastern Asia, could affect the economies of many nations, including the United States. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the markets in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions on investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The United States has enacted or proposed to enact significant tariffs, (which the U.S. Supreme Court recently ruled were unconstitutional) and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. Significant uncertainty remains about the United States’ future relationships with other countries with respect to such trade policies, treaties, military conflicts, sanctions and potential tariffs. These developments, or the perception thereof, may have a material adverse effect on global trade, trade between the impacted nations and the United States, the stability of global financial markets and overall global economic conditions. These events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time.

4. Fair Value of Investments

(a) Fair value – Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•        Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•        Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•    Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Variant Impact Fund
Notes to Financial Statements April 30, 2026 (continued)
4. Fair Value of Investments (continued)

Investments in private investment companies measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

(b) Fair Value – Valuation Techniques and Inputs

When determining fair value, the Fund uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

Investments in Private Investment Companies

The Fund values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide for compensation to the managers in the form of fees ranging from 0% to 2.00% annually of net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

Investments in Credit Facilities

The Fund has invested in credit facilities that are either secured by the borrower’s assets or are unsecured in nature. The credit facilities have been made directly or through participation with private investment or operating companies. For certain credit facilities, the Fund has determined that cost approximates fair value. These investments are monitored and adjusted accordingly for certain changes, such as (i) a material change in interest rates for similar notes or (ii) if the Investment Manager becomes aware of a fundamental change that has not been reflected in the cost such as collectability or other credit issues.

For credit facilities where cost does not reflect fair value, the Fund determined its fair value through a discounted cash flow or market approach method as of April 30, 2026. The methodology applied is based on the structure of the credit facility, the type of collateral pledged to the facility, and the information available on the pledged assets. The discounted cash flow method is based on the future cash flows generated by the underlying collateral, which are discounted to present value using an appropriate rate of return. Adjustments may be made based on expected performance and other market-based inputs. The market approach method is based on the relevant market value of the underlying asset and is generally adjusted for factors such as lack of marketability, lack of control, or recoverability percentage. When appropriate, the adjusted value may be present valued using a relevant rate of return. Investments in credit facilities are categorized in Level 3 of the fair value hierarchy.

Variant Impact Fund
Notes to Financial Statements April 30, 2026 (continued)
4. Fair Value of Investments (continued)

Investments in Special Purpose Vehicles

Special purpose vehicles (“SPV”) consist of an investment by the Fund in an entity that invests directly or indirectly in a note secured by the expected value of contingency fees received from future case settlements, real estate, specialty finance investments, and royalties. The debt offerings are short-term in nature and carry a fixed interest rate. During the fiscal year ended April 30, 2026, the Investment Manager determined there were minimal credit impairments. Investments in SPV are generally measured based on NAV as a practical expedient. For investments that cannot be measured based on NAV as a practical expedient as of April 30, 2026, the Fund determined its value through a market approach method. These investments are categorized as Level 3 in the fair value hierarchy.

(c) Fair Value – Hierarchy

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies above. The following table presents information about the Fund’s assets and liabilities measured at fair value by level as of April 30, 2026. Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities:

Investments	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
Credit facilities	$—	$—	$49,175,231	$—	$49,175,231
Money Market Instruments	3,370,641	—	—	—	3,370,641
Private Investment Companies	—	—	—	21,955,483	21,955,483
Special Purpose Vehicles	—	—	2,698,674	7,505,374	10,204,048
Total Investments	$3,370,641	$—	$51,873,905	$29,460,857	$84,705,403

Other Financial Instruments¹
Future Contracts	(130,207)	—	—	—	(130,207)
Total Assets	$3,240,434	$—	$51,873,905	$29,460,857	$84,575,196

1   Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(d) Fair Value – Changes in Level 3 Measurements

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the fiscal year ended April 30, 2026:

	Credit Facilities	Special Purpose Vehicles	Total
April 30, 2025	$44,983,751	$2,564,744	$47,548,495
Realized gains (losses)	(682,000)	—	(682,000)
Change in Unrealized gains (losses)	(1,433,430)	(56,118)	(1,489,548)
Transfer into level 3	—	—	—
Transfer out of level 3	—	—	—
Recategorized	—	—	—
Purchases	17,800,863	190,048	17,990,911
Sales	(11,493,953)	—	(11,493,953)
April 30, 2026	$49,175,231	$2,698,674	$51,873,905
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at April 30, 2026	$(1,957,726)	$(56,118)	$(2,013,844)

Variant Impact Fund
Notes to Financial Statements April 30, 2026 (continued)
4. Fair Value of Investments (continued)

(e) Fair Value – Significant Unobservable Inputs

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of April 30, 2026:

Investment Category	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average[1]	Impact on Valuation from an increase in Input
Credit Facilities	$47,278,490	Market Approach	Recent Transaction Price	$100.00	$100.00	Increase
			Recovery %	26.49% – 97.49%	78.67%	Increase

	1,896,741	Income Approach	Discount Rate	10.00%	10.00%	Decrease
			Recovery %	43.20%	43.20%	Increase

Special Purpose Vehicles	2,698,674	Market Approach	Incentive Fee	15.00%	15.00%	Decrease

1   Unobservable inputs were weighted by the fair value of the instruments as of the fiscal year ended April 30, 2026.

5. Derivative and Hedging Disclosure

U.S. GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts for the fiscal year ended April 30, 2026.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of April 30, 2026, by risk category are as follows:

Statement of Assets and Liabilities	Derivatives not designated as hedging instruments	Asset Derivatives	Liability Derivatives
		Value	Value
Unrealized appreciation/(depreciation) on open futures currency contracts	Future contracts	$—	$(130,207)

The effects of derivative instruments on the Statement of Operations for the fiscal year ended April 30, 2026, are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts
Future currency risk contracts	$(297,415)
Total	$(297,415)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts
Future currency risk contracts	$172,311
Total	$172,311

Variant Impact Fund
Notes to Financial Statements April 30, 2026 (continued)
5. Derivative and Hedging Disclosure (continued)

The number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of April 30, 2026, are as follows:

Derivative	Quarterly Average	Amount
Future contracts	Average Notional Value	$(8,419,432)

6. Capital Stock

The Fund is authorized to offer Shares designated as Institutional Class Shares. While the Fund presently offers a single class of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of the Institutional Class Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) the addition of sales loads; (7) any conversion features, as permitted under the Investment Company Act.

The minimum initial investment in Institutional Class Shares by any investor is $1 million. However, the Fund, in its sole discretion, may accept investments below the minimum with respect to Institutional Class Shares. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements. The purchase price for each class of Shares is based on the NAV per Share of that Class as of the date such Shares are purchased.

The Institutional Class Shares are not subject to any initial sales charge.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Fund. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time.

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund, which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers shareholders the option of redeeming Shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all Shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of all outstanding Shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of all outstanding

Variant Impact Fund
Notes to Financial Statements April 30, 2026 (continued)
6. Capital Stock (continued)

Shares on the repurchase request deadline, the Fund shall repurchase the Shares tendered on a pro rata basis. There is no guarantee that a shareholder will be able to sell all of the Shares tendered in a quarterly repurchase offer. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.
	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	May 23, 2025	August 25, 2025	November 24, 2025	February 20, 2026
Repurchase Request Deadline	June 13, 2025	September 15, 2025	December 15, 2025	March 13, 2026
Repurchase Pricing Date	June 13, 2025	September 15, 2025	December 15, 2025	March 13, 2026
Net Asset Value as of Repurchase Offer Date
Institutional Class	$27.37	$27.21	$27.14	$27.14
Amount Repurchased
Institutional Class	$8,006,714	$1,690,644	$4,374,674	$4,949,261
Percentage of Outstanding Shares Repurchased
Institutional Class	8.64%	1.93%	5.00%	5.37%

The Fund fulfilled all repurchase requests in all repurchase offer periods except for December 15, 2025.

7. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.25% of the average daily “Managed Assets.” “Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). Average daily Managed Assets is the sum of the Managed Assets at the beginning of each business day and the Managed assets at the end of such business day and divided by two. There were no borrowings in the current year thus averaged managed assets were equivalent to average net assets. Accrued liabilities are expenses incurred in the normal course of the Fund’s operations.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 1.75% of the average daily net assets of Institutional Class Shares (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 1.75% of the average daily net assets of Institutional Class Shares. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit at the time of the recoupment. The Expense Limitation and Reimbursement Agreement is in effect until October 1, 2026. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter. This Agreement may be terminated at any time by the Fund’s Board of Trustees (the “Board” and the members thereof, “Trustees”) upon thirty (30) days’ written notice to the Investment Manager. This Agreement may be terminated by the Investment Manager as of the end of its then-current term upon thirty (30) days’ written notice to the Fund.

Variant Impact Fund
Notes to Financial Statements April 30, 2026 (continued)
7. Investment Management and Other Agreements (continued)

For the fiscal year ended April 30, 2026, the Investment Manager waived fees totaling $179,486. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. Total waived fees of $856,423 consist of waived fees of $198,047 for the fiscal year ended April 30, 2024, which are eligible for recoupment until April 30, 2027, waived fees of $478,890 for the fiscal year ended April 30, 2025, which are eligible for recoupment until April 30, 2028, and waived fees of $179,486 for the fiscal year ended April 30, 2026, which are eligible for recoupment until April 30, 2029.

Distribution Services, LLC serves as the Fund’s principal underwriter.

The Fund has retained an administrator, UMB Fund Services, Inc. (the “Administrator”) to provide administrative services, and to assist with operational needs. In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund management and the Administrator.

A Trustee and an officer of the Fund are employees of the Administrator. The Fund does not compensate the Trustee or officer affiliated with the Fund’s Administrator. For the fiscal year ended April 30, 2026, the Fund’s allocated fees incurred for Trustees are reported on the Statement of Operations.

UMB Bank, N.A. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

8. Related Party Transactions

At April 30, 2026, the Investment Manager and its affiliates owned $22,390,327 (or 25.17% of net assets) of the Fund.

9. Federal Income Taxes

At April 30, 2026, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of Investments	$83,265,643
Gross Unrealized Appreciation	$7,085,829
Gross Unrealized Depreciation	(5,646,069)
Net Unrealized Appreciation/(Depreciation)	$1,439,760

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Variant Impact Fund
Notes to Financial Statements April 30, 2026 (continued)
9. Federal Income Taxes (continued)

GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended April 30, 2026, permanent differences in book and tax accounting are from permanent adjustments due to the non-deductible partnership expenses and prior year true ups and have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid in Capital	Total Distributable Earnings
$(50,870)	$50,870

As of April 30, 2026 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax accumulated earnings	—

Accumulated capital and other losses	(965,224)
Unrealized appreciation/depreciation on investments	1,439,760
Foreign currency translations	155
Total accumulated earnings/(deficit)	$474,691

The tax character of the distribution paid during the fiscal year ended April 30, 2026 and April 30, 2025 were as follows:

Distributions paid from:	2026	2025
Ordinary income	$6,181,376	$5,967,001
Net long term capital gains	—	—
Return of Capital	1,265,368	1,686,043
Total distributions paid	$7,446,744	$7,653,044

As of April 30, 2026, the Fund had accumulated capital loss carryforwards as follows:

Not subject to expiration:
Short-term	$118,597
Long-term	846,627
$965,224

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to IRC limitations.

10. Investment Transactions

For the fiscal year ended April 30, 2026, purchases and sales of investments, excluding short-term investments, were $32,607,797 and $13,045,807 respectively.

11. Commitments

On January 19, 2022, the SEC granted the Investment Manager exemptive relief under section 17(d) and 57(i) of the Investment Company Act and rule 17d-1 that permits closed-end management investment companies to co-invest in portfolio companies with each other and with affiliated investments funds and account.

Variant Impact Fund
Notes to Financial Statements April 30, 2026 (continued)
11. Commitments (continued)

Credit facilities may be structured to be fully funded at the time of investment or include unfunded loan commitments, which are contractual obligations for future funding. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of interest income in the Statement of Operations. As of April 30, 2026, the Fund had unfunded loan commitments to credit facilities of $3,541,115.

The following table represents investment categories, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of April 30, 2026:

Investment Name	Vehicle Type	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Arena Secondaries and Liquidity Solutions	Private Investment Companies(4)	$566,572	$39,643	None	N
BlackRock Monticello Debt REIT	Private Investment Companies(1)	3,247,831	—	Quarterly	After a 2-year lock-up period, each limited partner may submit a withdrawal request 2 days prior to each calendar quarter-end.
Community EM Credit Fund I, L.P.	Private Investment Companies(3)	3,045,634	—	Monthly	At least a 30 days’ written notice to the general partner prior to each calendar month end. Withdrawal Gate is 2.5% of the Master Fund’s aggregated net asset value.
Conservation Resource Capital VI L.P.	Private Investment Companies(1)	835,380	—	None	N
CVI Clean Energy Fund C II LP	Private Investment Companies(2)	2,514,404	750,000	None	N
Fundamental Partners IV LP	Private Investment Companies(1)	1,359,223	—	None	N
Lendable SPC (behalf of Segregated Investment Vehicle 1)	Special Purpose Vehicles(3)	4,014,033	—	Quarterly

After 1-year lock up period, each limited partner may submit withdrawal request 90 days prior to each calendar quarter-end to withdraw any portion of it’s capital account balance. Redemptions are subject to a 5% quarterly redemption gate.

Monticello Funding, LLC Series SH75-B	Special Purpose Vehicles(4)	503,931	25,108	None	N
MonticelloAM Funding, LLC Series SH-85	Special Purpose Vehicles(3)	1,073,428	111,173	None	N
MonticelloAM Funding, LLC Series SH-86	Special Purpose Vehicles(3)	856,701	—	None	N
MonticelloAM Funding, LLC Series SH-88	Special Purpose Vehicles(3)	513,972	110,497	None	N
North Sky Clean Growth Fund III, LP	Private Investment Companies(4)	40,644	—	None	N
North Sky Clean Growth Fund VI, LP	Private Investment Companies(4)	7,438,396	1,222,187	None	N

Variant Impact Fund
Notes to Financial Statements April 30, 2026 (continued)
11. Commitments (continued)
Investment Name	Vehicle Type	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Sustainable Growth Fund II, SCSp, SICAV-SIF	Private Investment Companies(4)	$2,798,356	$—	None	N
Upper90 Crusoe Loan II SPV LLC	Special Purpose Vehicles(1)	543,309	—	None	N
WindSail Credit QP Fund, L.P.	Private Investment Companies(1)	109,043	—	Quarterly	At least a 60 days’ written notice to the general partner prior to each calendar quarter-end. Withdrawal Gate is 20% of the net asset value of the Master Fund
	Total	$29,460,857	$2,258,608
(1)

Private partnerships or credit facilities that are in specialty finance investments. Such partnerships invest in institutional loans to a non-bank, private lender, which uses the capital to make loans in their particular vehicle.

(2)	Real estate equity partnerships that consist of equity investments backed by commercial real estate.
(3)	Private partnerships that are secondaries positions. These investments are purchased in the secondary market of a limited partner’s interest in a private credit fund from the primary owner.
(4)	Real estate debt private partnerships. These are extensions of new debt backed by real estate assets or the purchase of existing loans backed by residential or commercial real estate assets.

12. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein.

On May 15, 2026, the Fund secured and closed a credit facility (“Credit Facility”). The Credit Facility has a maximum borrowing amount of up to $30,000,000. The Credit Facility has an interest rate of 3.50% plus 3 Month CME Term SOFR, which has a floor rate of 1.50%.

The Fund commenced a repurchase offer on May 22, 2026 and the results are as follows:

Repurchase Offer
Commencement Date	May 22, 2026
Repurchase Request Deadline	June 15, 2026
Repurchase Pricing Date	June 15, 2026
Net Asset Value as of Repurchase Offer Date
Institutional Class	$26.60
Amount Repurchased
Institutional Class	$1,858,063
Percentage of Outstanding Shares Repurchased
Institutional Class	2.07%

The Fund fulfilled all repurchase requests in this repurchase offer.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Variant Impact Fund
Fund Management April 30, 2026 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, are set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at 1-877-770-7717.

INDEPENDENT TRUSTEES

Name, Address And Year of Birth	Position(s) Held With the Fund	Term Of Office And Length Of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustees***
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (Since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	33	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	33	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/Chief Investment Officer, Ascendant Capital Partners, LP (private equity firm) (2003 – 2018).	33	Trustee, Quaker Investment Trust (1 portfolio) (registered investment company).

Variant Impact Fund
Fund Management April 30, 2026 (Unaudited) (continued)

INTERESTED TRUSTEE AND OFFICERS

Name, Address And Year of Birth	Position(s) Held With the Fund	Term Of Office And Length Of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustees***
Terrance P. Gallagher**** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since October 2025); Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – October 2025); President, Investment Managers Series Trust II (registered investment company) (2013 – April 2025); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	33	Trustee, Investment Managers Series Trust II (247 portfolios) (registered investment company).
Robert W. Elsasser Year of Birth: 1968 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Principal, Variant Investments, LLC (2017 – Present); Director of Fixed Income, CTC myCFO (2010 – 2016).	N/A	N/A
Curtis Fintel Year of Birth: 1970 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Principal, Variant Investments, LLC (2017 – Present); Chief Investment Strategist, CTC myCFO (2006 – 2016).	N/A	N/A

Variant Impact Fund
Fund Management April 30, 2026 (Unaudited) (continued)
Name, Address And Year of Birth	Position(s) Held With the Fund	Term Of Office And Length Of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustees***
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Registered Funds Product Manager (August 2025 – Present), Senior Vice President, Client Services (2017 – 2025), Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.

				N/A	N/A
*

Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.

**

As of April 30, 2026, the fund complex consists of the AFA Asset Based Lending Fund, Agility Multi-Asset Income Fund, Aspiriant Capital Appreciation Fund, Aspiriant Real Assets Fund, Destiny Alternative Fund, Felicitas Income Fund, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Hedged Equity Income Fund: Series B1, FT Vest Hedged Equity Income Fund: Series B2, FT Vest Hedged Equity Income Fund: Series B3, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A1, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, FT Vest Total Return Income Fund: Series B1, FT Vest Total Return Income Fund: Series B2, FT Vest Total Return Income Fund: Series B3, FT Vest Total Return Income Fund: Series B4, Infinity Core Alternative Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.

***	As of April 30, 2026.
****	Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s administrator, UMBFS.

Variant Impact Fund
Other Information April 30, 2026 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available:

(i)    without charge, upon request, by calling the Fund at 1-877-770-7717 or

(ii)   by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or by calling the Fund at 1-877-770-7717.

Tax Information

For the fiscal year ended April 30, 2026, 12.29% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as qualified dividend income.

For the fiscal year ended April 30, 2026, 12.29% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation

For the year ended April 30 2026, the Fund designated $0 as long-term capital gain distributions.

Variant Impact Fund
Other Information April 30, 2026 (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   account balances

•   account transactions

•   transaction history

•   wire transfer instructions

•   checking account information

Even when you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-770-7717.

Variant Impact Fund
Other Information April 30, 2026 (Unaudited) (continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•   open an account

•   provide account information

•   give us your contact information

•   make a wire transfer

•   tell us where to send money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•      sharing for affiliates’ everyday business purposes — information about your creditworthiness

•   sharing for affiliates from using your information to market to you

•   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include companies such as Variant Investments, LLC and UMB Fund Services, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund doesn’t jointly market.

(b)      Not applicable.

ITEM 2.      CODE OF ETHICS.

(a)      The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      Not applicable.

(c)      There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)      The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)      The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)       The registrant has included with this filing, pursuant to Item 13(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended April 30, 2026:	$105,000
Fiscal year ended April 30, 2025:	$125,000

(b)      Audit-Related Fees

The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are noted in the below table. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant:

Fiscal year ended April 30, 2026:	$0.00
Fiscal year ended April 30, 2025:	$0.00

(c)      Tax Fees

The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

Fiscal year ended April 30, 2026:	$10,500
Fiscal year ended April 30, 2025:	$10,000

(d)      All Other Fees

The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

Fiscal year ended April 30, 2026:	$0.00
Fiscal year ended April 30, 2025:	$0.00

(e)      Audit Committee’s pre-approval policies and procedures.

(1)      Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(2)      The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

(a)     100%

(b)     100%

(c)     100%

(f)       The percentage of hours spent on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)      During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)      The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable.

(j)       Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.      SCHEDULE OF INVESTMENTS.

(a)      Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 (a) of this form.

(b)      Not applicable.

ITEM 7.      FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.      CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.      PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.    REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.    STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policies and Procedures

For most fixed income investments, voting matters generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. Variant Investments LLC (the “Investment Manager”) does not have specific proxy voting policies or guidelines regarding categories of proxy matters submitted to fixed income security holders. Instead, the Investment Manager votes fixed income proxy matters on a case-by-case basis, taking into account the unique circumstances related to a particular borrower and other relevant factors.

The Investment Manager also votes proxies related to equity securities held in discretionary portfolios. Additionally, the Investment Manager may vote proxies or other matters on the closed end funds, BDCs, Private Funds and other vehicles, exchange traded notes or exchange traded funds in which it invests.

Routine proxy matters associated with equity securities (including but not limited to electing boards of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) typically are voted in accordance with the recommendations of management of the issuer. In the event it is determined to be in the best interests of shareholders to vote against issuer management recommendations, the reasons for such determination will be documented. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Investment Manager will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of the relevant Fund’s shareholders.

For the Variant Impact Fund (the “Fund”), the Investment Manager will also prioritize consistency with the Fund’s Impact Investing Framework in determining its vote.

The Investment Manager may delegate our responsibilities under the Proxy Policy to a third-party proxy voting service, however, no such delegation will relieve the Investment Manager of its responsibilities. The Investment Manager will retain final authority and fiduciary responsibility for such proxy voting.

The portfolio managers are responsible for monitoring proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Investment Manager is not responsible for voting proxies that are not received but will make reasonable efforts to obtain missing proxies. The Chief Compliance Officer shall identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships. The Investment Manager may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting.

ITEM 13.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of Variant Investments LLC (the “Investment Manager”), who are primarily responsible for the day-to-day portfolio management of Variant Impact Fund (the “Fund”) as of the date of the filing of this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Robert W. Elsasser	President	Since Inception	Principal, Variant Investments LLC (2017 - Present)	Portfolio Management
Curt Fintel	Treasurer	Since Inception	Principal, Variant Investments LLC (2017 - Present)	Portfolio Management
J.B. Hayes	Principal	Since Inception	Principal, Variant Investments LLC (2017 - Present)	Portfolio Management

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than Variant Impact Fund, for which personnel of the Investment Manager are primarily responsible for the day-to-day portfolio management as of April 30, 2026:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Robert W. Elsasser	$0	1 account $13.564 million	$0	2 accounts $2.523 billion	$0	$0
Curt Fintel	$0	1 account $13.564 million	$0	2 accounts $2.523 billion	$0	$0
J.B. Hayes	$0	1 account $13.654 million	$0	2 accounts $2.523 billion	$0	$0

Conflicts of Interest

The Fund may be subject to a number of actual and potential conflicts of interest.

The Investment Manager and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Manager and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. The Fund may also invest, subject to applicable rules and regulations, in affiliated entities or accounts that may directly or indirectly benefit the Investment Manager or its affiliates, including Underlying Funds managed by affiliates of the Investment Manager. In addition, the Investment Manager and its affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund.

By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under provisions of Federal securities law which cannot be waived or modified.

Although the Investment Manager and its affiliates seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Manager or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Manager and its affiliates are not obligated to refer any investment opportunity to the Fund. In addition, the Investment Manager’s businesses outside of the Investment Manager are under no general or other obligation or duty to provide investment opportunities to the Fund, and generally are not expected to do so. Opportunities not allocated (or not fully allocated) to the Fund may be undertaken by the Investment Manager or made available to third parties, and the Fund will not receive any compensation related to such opportunities. The directors, partners, trustees, managers, members, officers and employees of the Investment Manager and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Manager or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund and the Investment Manager have individually adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund.

(a)(3)  Compensation Structure of Portfolio Manager

As of April 30, 2026, total compensation paid to each Portfolio Manager includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The amounts paid to the Portfolio Managers are based on a percentage of the fees earned by the Investment Manager from managing the Fund and other investment accounts. The performance bonus reflects individual performance and the performance of the Investment Manager’s business as a whole. These individuals will also participate in a 401K program and receive medical/dental insurance benefits on the same basis as other officers of the Investment Manager. The compensation structure of key investment professionals is structured to incent long-term client retention and client service.

(a)(4)  Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of April 30, 2026:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Curt Fintel	$500,001 - $1,000,000
J.B. Hayes	$100,001 - $500,000
Robert Elsasser	$100,001 - $500,000

(b)      Not Applicable

ITEM 14.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 16.    CONTROLS AND PROCEDURES.

(a)      The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.    DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)      Not applicable.

(b)      Not applicable.

ITEM 18.    RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(c)      Not applicable.

(d)      Not applicable.

ITEM 19.  EXHIBITS.

(a)(1)  Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2)  Not applicable.

(a)(3)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)  Not applicable.

(a)(5)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Variant Impact Fund
By (Signature and Title)*	/s/ Robert W. Elsasser
Robert W. Elsasser, President
(Principal Executive Officer)
Date	July 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Elsasser
Robert W. Elsasser, President
(Principal Executive Officer)
Date	July 9, 2026
By (Signature and Title)*	/s/ Curt Fintel
Curt Fintel, Treasurer
(Principal Financial Officer)
Date	July 9, 2026

____________

*        Print the name and title of each signing officer under his or her signature.